Exhibit 99.H6.vii

SCHEDULE A

TO THE AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT

BETWEEN PROFUNDS AND PROFUND ADVISORS LLC

AS OF DECEMBER 15, 2004

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)

Bull ProFund	0.75%
UltraBull ProFund	0.75%
Bear ProFund	0.75%
UltraOTC ProFund	0.75%
UltraShort OTC ProFund	0.75%
Europe 30 ProFund	0.75%
ProFund VP Bull	0.75%
ProFund VP Bull Plus	0.75%
ProFund VP UltraBull	0.75%
ProFund VP UltraOTC	0.75%
ProFund VP Europe 30	0.75%
ProFund VP UltraEurope	0.90%
ProFund VP UltraSmall-Cap	0.75%
ProFund VP Bear	0.75%
ProFund VP UltraBear	0.75%
ProFund VP UltraShort OTC	0.75%
ProFund VP Money Market	0.75%
UltraBear ProFund	0.75%
UltraSmall-Cap ProFund	0.75%
UltraMid-Cap ProFund	0.75%
UltraJapan ProFund	0.90%
Basic Materials UltraSector ProFund	0.75%
Biotechnology UltraSector ProFund	0.75%
Consumer Cyclical UltraSector ProFund	0.75%
Consumer Non-Cyclical UltraSector ProFund	0.75%
Energy UltraSector ProFund	0.75%
Financial UltraSector ProFund	0.75%
Healthcare UltraSector ProFund	0.75%
Industrial UltraSector ProFund	0.75%

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)[1]

Internet UltraSector ProFund	0.75%
Pharmaceuticals UltraSector ProFund	0.75%
Precious Metals UltraSector ProFund	0.75%
Real Estate UltraSector ProFund	0.75%
Semiconductor UltraSector ProFund	0.75%
Technology UltraSector ProFund	0.75%
Telecommunications UltraSector ProFund	0.75%
Utilities UltraSector ProFund	0.75%
Wireless Communications UltraSector ProFund	0.75%
OTC ProFund	0.70%
Airlines UltraSector ProFund	0.75%
Banks UltraSector ProFund	0.75%
Leisure Goods & Services UltraSector ProFund	0.75%
Oil Drilling Equipment & Services UltraSector ProFund	0.75%
ProFund VP OTC	0.75%
ProFund VP Japan	0.75%
ProFund VP Small-Cap	0.75%
ProFund VP Airlines	0.75%
ProFund VP Banks	0.75%
ProFund VP Basic Materials	0.75%
ProFund VP Biotechnology	0.75%
ProFund VP Consumer Cyclical	0.75%
ProFund VP Consumer Non-Cyclical	0.75%
ProFund VP Energy	0.75%
ProFund VP Leisure Goods & Services	0.75%
ProFund VP Financial	0.75%
ProFund VP Healthcare	0.75%
ProFund VP Industrial	0.75%
ProFund VP Internet	0.75%
ProFund VP Oil Drilling Equipment & Services	0.75%
ProFund VP Pharmaceuticals	0.75%
ProFund VP Precious Metals	0.75%
ProFund VP Real Estate	-0.75%
ProFund VP Semiconductor	0.75%
ProFund VP Technology	0.75%
ProFund VP Telecommunications	0.75%

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)[1]

ProFund VP Utilities	0.75%
ProFund VP Wireless Communications	0.75%
ProFund VP Small-Cap Value	0.75%
ProFund VP Small-Cap Growth	0.75%
ProFund VP Mid-Cap	0.75%
ProFund VP Mid-Cap Value	0.75%
ProFund VP Mid-Cap Growth	0.75%
ProFund VP UltraMid-Cap	0.75%
Small-Cap ProFund	0.75%
Small-Cap Value ProFund	0.75%
Small-Cap Growth ProFund	0.75%
Mid-Cap ProFund	0.75%
Mid-Cap Value ProFund	0.75%
Mid-Cap Growth ProFund	0.75%
ProFund VP Asia 30	0.75%
ProFund VP U.S. Government Plus	0.50%
ProFund VP UltraDow 30	0.75%
ProFund VP Short OTC	0.75%
ProFund VP Short Small-Cap	0.75%
ProFund VP Rising Rates Opportunity	0.75%
Asia 30 ProFund	0.75%
UltraDow 30 ProFund	0.75%
U.S. Government Plus ProFund	0.50%
Short OTC ProFund	0.75%
Short Small-Cap ProFund	0.75%
Rising Rates Opportunity ProFund	0.75%
ProFund VP Large-Cap Value	0.75%
ProFund VP Large-Cap Growth	0.75%
Large-Cap Value ProFund	0.75%
Large-Cap Growth ProFund	0.75%
Dow 30 ProFund	0.75%
Short Dow 30 ProFund	0.75%
Short Mid-Cap ProFund	0.75%
UltraShort Dow 30 ProFund	0.75%
UltraShort Mid-Cap ProFund	0.75%
UltraShort Small-Cap ProFund	0.75%

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)[1]

ProFund VP Dow 30	0.75%
ProFund VP Short Dow 30	0.75%
ProFund VP Short Mid-Cap	0.75%
ProFund VP UltraShort Dow 30	0.75%
ProFund VP UltraShort Mid-Cap	0.75%
ProFund VP UltraShort Small-Cap	0.75%
Rising Rates Opportunity 10 ProFund	0.75%
U.S. Government 30 ProFund	0.50%
Long Dollar ProFund	0.75%
Short Dollar ProFund	0.75%
ProFund VP Long Dollar	0.75%
ProFund VP Short Dollar	0.75%
Money Market ProFund (upon commencement as IA)	0.35%

PROFUND ADVISORS LLC, a Maryland limited liability company		PROFUNDS, a Delaware statutory trust

By:	/s/ Michael L. Sapir	By:	/s/ Louis M. Mayberg
	Michael L. Sapir Chairman and Chief Executive Officer		Louis M. Mayberg President